CUSIP No. 415033104	Exhibit 1

Exhibit 1 – Exchange Agreement (Incorporated herein by reference to Exhibit 10.1 to the Issuer’s 8-K filed with the U.S. Securities and Exchange Commission on February 24, 2017).